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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 July 11, 1995
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               Date of Report (Date of earliest event reported):


                             SUN MICROSYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                            0-15086                 94-2805249
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(State or other jurisdiction        (Commission             (IRS Employer
 of incorporation)                  File Number)            Identification No.)


2550 Garcia Avenue, Mountain View, California               94043
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:    (415) 960-1300
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            N/A
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(Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         On July 10, 1995 the Registrant gave public notice via a press release announcing that effective as of July 1, 1995, William Hearst III resigned from Registrant's Board of Directors. The entire text of the press release issued by the Registrant is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)         Exhibits

                     99.1   Text of Press Release dated July 10, 1995.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: July 11, 1995           SUN MICROSYSTEMS, INC.




                                       By:         /s/  MICHAEL H. MORRIS
                                                   -----------------------------
                                                   Michael H. Morris
                                                   Vice President,
                                                   General Counsel and Secretary



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                               INDEX TO EXHIBITS

Exhibit
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99.1          Text of Press Release dated July 10, 1995.